                                                                   EXHIBIT 10.13

                                LEASE AGREEMENT

                                by and between

                      WEST END LAND DEVELOPMENT CO., L.P.

                                 ("Landlord")


                                      and


                               CITYSEARCH, INC.

                                  ("Tenant")

                                     dated

                              November 7th, 1996

                                      for

                                 Fourth Floor

                                  containing

                    4,556 square feet of net rentable area

                             at One Church Street
                               101 Church Street
                             Nashville, Tennessee

                                 Term: 5 Years

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Article I    SUMMARY OF LEASE PROVISIONS AND EXHIBITS.....................   1
        SECTION 1.1 - Fundamental Lease Provisions........................   1

Article II   PREMISES AND TERM............................................   3
        SECTION 2.1 - Demised Premises....................................   3
        SECTION 2.2 - Term and Right of Termination.......................   3
        SECTION 2.3 - Completion and Occupancy............................   5

Article III  CONSTRUCTION.................................................   6
        SECTION 3.1 - Landlord's Work.....................................   6
        SECTION 3.2 - Early Commencement Date.............................   6
        SECTION 3.3 - Ownership of Improvements...........................   6

Article IV   RENT.........................................................   7
        SECTION 4.1 - Payment.............................................   7
        SECTION 4.2 - Fixed Minimum Rent..................................   7
        SECTION 4.3 - Adjustment of Fixed Minimum Rent....................   7
        SECTION 4.4 - Operating Expenses..................................   7
        SECTION 4.5 - Late Payment Penalty................................   9
        SECTION 4.6 - Additional Rent.....................................   9
        SECTION 4.7 - Rent for a Partial Month............................   9
        SECTION 4.8 - Payment by Automatic Transfer.......................   9
        SECTION 4.9 - Services Provided to Landlord.......................  10

Article V    UTILITY SERVICES.............................................  10
        SECTION 5.1 - Utilities...........................................  10

Article VI   LANDLORD'S ADDITIONAL COVENANTS..............................  11
        SECTION 6.1 - Repairs by Landlord.................................  11
        SECTION 6.2 - Quiet Enjoyment.....................................  12
        SECTION 6.3 - Landlord's Liability................................  12
        SECTION 6.4 - Services............................................  12
        SECTION 6.5 - Common Areas........................................  13
        SECTION 6.6 - Signage.............................................  13
        SECTION 6.7 - Indemnity...........................................  13

Article VII  TENANT'S ADDITIONAL COVENANTS................................  13
        SECTION 7.1 - Affirmative Covenants...............................  13
        SECTION 7.2 - Negative Covenants..................................  17

Article VIII DESTRUCTION AND CONDEMNATION.................................... 18
        SECTION 8.1 -   Fire or other Casualty............................... 18
        SECTION 8.2 -   Eminent Domain....................................... 19

Article IX   DEFAULTS AND REMEDIES........................................... 20
        SECTION 9.1 -   Default.............................................. 20
        SECTION 9.2 -   Bankruptcy........................................... 20
        SECTION 9.3 -   Remedies of Landlord................................. 21
        SECTION 9:4 -   Waiver of Jury Trial; Tenant Not to Counterclaim..... 22
        SECTION 9.5 -   Holdover by Tenant................................... 22
        SECTION 9.6 -   Landlord's Right to Cure Defaults.................... 22
        SECTION 9:7 -   Effect of Waivers of Default......................... 23
        SECTION 9.8 -   Security Deposit..................................... 23
        SECTION 9.9 -   Landlord's Default................................... 23

Article X    MISCELLANEOUS PROVISIONS........................................ 23
        SECTION 10.1  - Notices.............................................. 23
        SECTION 10.2  - Estoppel Certificates................................ 23
        SECTION 10.3  - Applicable Law and Construction...................... 24
        SECTION 10.4  - Cancellation......................................... 24
        SECTION 10.5  - Binding Effect of Lease.............................. 24
        SECTION 10.6  - Effect of Unavoidable Delays......................... 24
        SECTION 10.7  - Subordination........................................ 25
        SECTION 10.8  - No Waiver............................................ 26
        SECTION 10.9  - No Oral Changes...................................... 26
        SECTION 10.10 - No Representations by Landlord....................... 26
        SECTION 10.11 - Changes in Entrances and Other Public Areas.......... 26
        SECTION 10.12 - Risk of Loss or Damage to Personal Property, Etc..... 27
        SECTION 10.13 - Rules and Regulations................................ 27
        SECTION 10.14 - Real Estate Commissions.............................. 27
        SECTION 10.15 - Attorney's Fees...................................... 27

                                   ARTICLE I
                                   ---------

                   SUMMARY OF LEASE PROVISIONS AND EXHIBITS

SECTION 1.1 - Fundamental Lease Provisions:
------------------------------------------

DATE:                 November 7/th/, 1996


COMMENCEMENT DATE:    December 1, 1996 subject to adjustment pursuant to Section
                      2.2


TERMINATION DATE:     November 30, 2000


LANDLORD:             West End Land Development Co., L.P.


ADDRESS OF LANDLORD:  West End Land Development Co., L.P.
                      c/o Grace Development, Inc.
                      3309 Fairmont Drive
                      Nashville, Tennessee 37203


TENANT:               CitySearch Inc.


ADDRESS OF TENANT:    CitySearch, Inc.
                      Attn:  Chief Financial Officer
                      790 Colorado Boulevard
                      Pasadena, California 91101


BUILDING ADDRESS:     One Church Street
                      101 Church Street
                      Nashville, Tennessee 37219


FIXED MINIMUM RENT:   Year 1 $47,844 - $3,987 per month ($10.50 psf)
                      Year 2 $47,844 - $3,987 per month ($10.50 psf)
                      Year 3 $47,844 - $3,987 per month ($10.50 psf)
                      Year 4 $47,844 - $3,987 per month ($10.50 psf)
                      Year 5 $47,844 - $3,987 per month ($10.50 psf)

NET RENTABLE AREA:       4,556 square feet

TENANT'S PRO-RATA
PERCENTAGE AND
OPERATING EXPENSES:      15.07% 1997 Base Year Operating Expense Stop


LEASE TERM AND RIGHT OF
EARLY TERMINATION:       Five (5) years. Right of termination following year
                         three (3) of Lease as set forth in Section 2.2.


RENEWAL OPTIONS:         One (1) Renewal Option of Five (5) years.


PERMITTED USE:           Office


SECURITY DEPOSIT:        N/A


SECTION 1.2 - Effect of Summary and Reference to Fundamental Lease Provisions:
-----------------------------------------------------------------------------

     Each reference in this Lease to any of the Fundamental Lease Provisions contained in Section 1.1 shall be construed to incorporate all of the terms provided under such Fundamental Lease Provision.


SECTION 1.3 - EXHIBITS:
----------------------

     The exhibits listed in this Section and attached to this Lease are hereby incorporated in and made a part of this Lease:

Exhibit "A" - Site Plan and Legal Description

Exhibit "B" - Space Plan

Exhibit "C" - Description of Landlord's Work

                                  ARTICLE II

                               PREMISES AND TERM

SECTION 2.1 - Demised Premises:
------------------------------

     Landlord hereby leases to Tenant and Tenant hires and takes from Landlord the premises (the "Premises" or "Demised Premises") consisting of 4,556 net rentable square feet located on the Fourth Floor of the building known as One Church Street, 101 Church Street, Nashville, Tennessee (the "Building") on the parcel of land (the "Parcel") shown and described on Exhibit "A" hereof and
                                                     -----------
located at Nashville, Tennessee, the Premises being that certain space and being delineated on the Space Plan, attached hereto as Exhibit "B", subject to and
                                                 -----------
with the benefits of the terms of this Lease, together with the appurtenances specifically granted in this Lease, but reserving and excepting to Landlord (i) the use of (a) the exterior faces of the walls and (b) the roof, and (ii) the right to install, maintain, use, repair and replace pipes, ducts, conduits and wires through the Demised Premises serving the other parts of the Building provided that Landlord's reserved and excepted uses and rights shall not unreasonably interfere with Tenant's use of the Premises.

SECTION 2.2 - Term and Right of Termination:
-------------------------------------------

     The term of this Lease shall be for a period of five (5) years commencing on the Commencement Date (as hereinafter defined), which is anticipated to be on or about December 1, 1996, plus the period from the Commencement Date to the first day of the calendar month next following said Commencement Date if the Commencement Date occurs on a day other than the first day of the calendar month (the "Term"). The Term shall end five (5) years thereafter (the "Expiration Date"), subject to the right of Tenant to terminate this Lease as provided for in this Section 2.2. Landlord and Tenant agree to execute an addendum or letter agreement following the execution of the Lease specifying the Commencement Date if it is other than December 1, 1996.

     The Commencement Date shall be the earlier of: (i) the date the Demised Premises are ready for Tenant's occupancy, or (ii) the date Tenant occupies the Demised Premises with the consent of the Landlord, and shall end at noon at the end of the Lease Term, unless sooner terminated as hereinafter provided; subject, however, to the provisions of Section 2.3.

     Prior to the Commencement Date, and during the time of Landlord's carrying out of the completion of the Landlord's Work as set forth in Section 3.1 herein, Tenant shall have the right following the date of the execution of a letter of intent by Landlord and Tenant to occupy temporary space in the Building, consisting of approximately 2,000 square feet located on the Third Floor of the Building (the "Temporary Premises"). Tenant shall pay rent to Landlord for Tenant's occupancy of the Temporary Premises in the amount of $1,500.00 per month calculated on a pro-rata basis for the number of days of occupancy until the Commencement Date. Tenant shall observe and perform all of its obligations under this Lease, except for the payment of the

Fixed Minimum Rent as provided for herein, from and after the date upon which the Temporary Premises are made available to Tenant until the Commencement Date of the Term of this Lease in the same manner as though the Commencement Date of the Term of this Lease began when the Temporary Premises were so made available to Tenant.

     Tenant shall have the option, upon the terms and conditions set forth herein, to extend the Term for the Premises for one (1) period of five (5) years (the "Renewal Term"), by notifying Landlord in writing of its exercise of said option at least one hundred twenty (120) days prior to the expiration date of the Term. Rent payable for the Renewal Term period shall be at a fair market rental rate. Following notice by Tenant to Landlord of Tenant's exercise of the option to renew as provided for herein, Landlord and Tenant shall negotiate this rate and, if a fair market rental rate cannot be determined and mutually agreed to by Landlord and Tenant within thirty (30) days of the date of Tenant's notice of the exercise of the option, the option to extend the Term shall expire and be of no further force or effect.

     Tenant's right to exercise the foregoing option to extend the Term for lease of the Premises is subject to this Lease being in full force and effect and Tenant not being in default under any provisions of this Lease at the time notice of the exercise of such option to renew is given, or on the last day of the Term immediately preceding the commencement of the ensuing Renewal Term. Failure by Tenant to notify Landlord of Tenant's exercise of any option herein granted in the manner and within the time period set forth herein shall constitute a waiver of said option to renew.

     Tenant shall have the right of first refusal to lease the Fourth Floor adjacent space to the Premises in the Building, as set forth herein. If such Fourth Floor space shall become vacant or available for lease to the general public, and prior to Landlord agreeing to lease any of such space to a prospective tenant, Landlord shall offer such space for lease to Tenant upon terms and conditions similar to the terms offered to any prospective tenant of such space. Said offer to Tenant shall be conveyed in writing or verbal, at Landlord's sole discretion. Tenant shall have twenty (20) days to exercise said right of first refusal following the date of Landlord's notice to Tenant of such right to lease. If Tenant exercises said right, Tenant shall enter into a lease agreement substantially similar to the form of this Lease, except for such terms as the rental, term, and other provisions which were contained in the offer to the prospective tenant for said adjacent space. Failure by Tenant to notify Landlord of Tenant's exercise of such right of first refusal shall constitute a waiver of said right.

     Notwithstanding the foregoing, but only so long as Tenant has not breached any of the terms, provisions, and covenants of this Lease, Tenant shall have the right following the first three (3) years of the Term of this Lease, and upon not less than one hundred eighty (180) days advance written notice from Tenant to Landlord computed following the expiration of said three (3) years, and following payment by Tenant to Landlord in advance of all unamortized construction costs of Landlord which constitute Landlord's Work (as hereinafter defined) and any unamortized real estate commissions payable hereunder (the "Termination Fee"), to terminate this Lease. The Termination Fee is payable to Landlord as of the time of the notice of Tenant's exercise of said right, but Tenant nevertheless shall be liable for the Fixed Minimum Rent and any other amounts due hereunder for said one hundred eighty
(180) day period, as well as any other provisions of this Lease during such period.

SECTION 2.3 - Completion and Occupancy:
--------------------------------------

     2.3.1 Subject to delay by causes beyond the reasonable control of Landlord, or by the action or inaction of Tenant, Landlord shall endeavor to have the Premises ready for Tenant's occupancy on or before a reasonable period of time following execution of this Lease but not to exceed sixty (60) days. If the Demised Premises are not ready for the Tenant's occupancy on such date, then this Lease shall not be affected thereby but, in such case, such date shall be postponed until the date when the Demised Premises are ready for Tenant's occupancy. and Tenant shall not have any claim against Landlord, and Landlord shall have no liability to Tenant, by reason of any such postponement of such specific date. Notwithstanding the foregoing, if the Demised Premises are not ready for the Tenant's occupancy within ninety (90) days of the date of Landlord and Tenant's execution of this Lease, Tenant shall have the right to terminate this Lease.

     2.3.2 The Demised Premises shall be conclusively deemed ready for Tenant's occupancy as soon as (i) a certificate (temporary or final) permitting occupancy of the Demised Premises has been issued by the governmental authority having jurisdiction, and (ii) the initial installations and work to be done by Landlord (referred to on Exhibit "C" annexed hereto and made a part hereof) in the
                -----------
Demised Premises have been substantially completed by Landlord in accordance with the obligations assumed by Landlord hereunder. Tenant shall cooperate with Landlord in obtaining a certificate of occupancy for the Premises. The Fixed Minimum Rent and all additional rent to be paid under this Lease shall commence on the Commencement Date. Notwithstanding the aforesaid, Tenant shall pay the first monthly installment of Fixed Minimum Rent on the execution of this Lease. The Demised Premises shall not be deemed to be unready for Tenant's occupancy or incomplete, nor shall the Commencement Date be delayed. if only minor or insubstantial details of construction, decoration or mechanical adjustments remain to be done in the Premises, or if the delay in the availability of the Premises for occupancy shall be due to special work, changes, alterations or additions required or made by Tenant in the layout or finish of the Premises or any part thereof or shall be caused in whole or in part by Tenant through the delay of Tenant in submitting any plans and/or drawings (including, but not limited to, the final plans and drawings referred to on Exhibit "C" hereof),
                                                        -----------
supplying information, approving estimates or giving authorizations or shall be caused in whole or in part by delay and/or default on the part of Tenant. Notwithstanding the foregoing, Landlord and Tenant shall approve the final punch-list for the construction of the Demised Premises prior to the time that the Demised Premises shall be deemed to be ready for Tenant's occupancy.

     2.3.3 Landlord and Tenant acknowledge the final plans and drawings for completion of the Landlord's Work (as shown on the drawings attached hereto as Exhibit "C") If Tenant delays in submitting to Landlord any additional
-----------
information required for the Landlord's carrying out of the Landlord's Work, such as approving estimates, or in giving authorizations or otherwise or if Tenant makes any changes, alterations or additions to said plans, any additional cost to Landlord in connection with the completion of the Premises in accordance with the terms of this Lease and said Exhibit "C" shall be promptly
                                                 -----------
paid by Tenant to Landlord as additional rent.


                                  ARTICLE III
                                  -----------

                                 CONSTRUCTION

SECTION 3.1 - Landlord's Work:
-----------------------------

     Landlord shall perform the work ("Landlord's Work") with respect to the Demised Premises on behalf of Tenant as set forth in the description of the Landlord's Work attached -hereto as Exhibit "C". As an accommodation to Tenant,
                                    -----------
Landlord shall give Tenant thirty (30) days advance notice of the estimated date for completion of the Landlord's Work. The giving of such notice of the estimated date of completion of the Landlord's Work, or the failure to give such notice, shall not affect the respective obligations of the parties under this Lease.

SECTION 3.2 - Early Commencement Date:
-------------------------------------

     If Landlord has substantially completed the Landlord's Work prior to the specific date mentioned in Section 2.2 hereof, Tenant may, with the prior written consent of Landlord, enter into possession of the Demised Premises. Under such circumstances, the Lease Term shall commence on the date ("Early Commencement Date") Landlord delivers possession of the Demised Premises to Tenant, and all rent, Additional Rent and other charges payable by Tenant hereunder, shall accrue on and after the Early Commencement Date.

SECTION 3.3 - Ownership of Improvements:
---------------------------------------

     All structural installations, alterations, additions or improvements (the "Improvements") upon the Premises made by either party, shall, at the option of the Landlord, become the property of the Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the expiration or sooner termination of the Lease Term. Notwithstanding the foregoing, Landlord may, at its option, specify which Improvements that have been made by the Tenant shall be removed from the Demised Premises at the expiration or sooner termination of the Lease Term. Tenant, at its own expense, shall remove such specified Improvements, and Tenant shall, at its expense, promptly repair any damage caused by such removal. Movable office furniture and trade fixtures which are installed by Tenant at its expense shall remain the property of Tenant and may be removed at any time prior to the expiration of the Lease Term, provided Tenant promptly repairs any damage caused by such removal.

                                  ARTICLE IV
                                  ----------
                                     RENT

SECTION 4.1 - Payment:
---------------------

     All Fixed Minimum Rent and other charges payable to Landlord under any provision of this Lease shall be paid to Landlord, or as Landlord may otherwise designate, in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment at the Address of Landlord or at such other place as Landlord in writing may designate, without any set-off or deduction whatsoever and without any prior demand therefor. Ln addition to the payment of Fixed Minimum Rent and other charges. Tenant shall also pay to Landlord, at the time of payment of such Fixed Minimum Rent and other charges, all sales, use or occupancy taxes payable by virtue of any such payments.

SECTION 4.2 - Fixed Minimum Rent:
--------------------------------

     Tenant shall pay the annual Fixed Minimum Rent in equal monthly installments in advance on the first day of each calendar month included in the Lease Term. The first monthly installment of Fixed Minimum Rent shall be paid on the signing of this Lease as provided in Section 2.3.2 hereof.

SECTION 4.3 - Adjustment of Fixed Minimum Rent:  N/A.
----------------------------------------------

SECTION 4.4 - Operating Expenses:
--------------------------------

     4.4.1 In addition to the Fixed Minimum Rent, Tenant shall pay to Landlord its pro-rata share of the increase in Operating Expenses (as such term is hereinafter defined) over the first Lease year which shall be defined as 1997. Such pro-rata share shall be determined by multiplying the Operating Expenses by the Tenant's Percentage referred to in Section 1.1 hereof. The Operating Expenses for each prospective calendar year shall be determined and estimated by Landlord. Tenant agrees to pay its share of Operating Expenses, as additional rent, in monthly payments in advance during the term of this Lease as may be estimated by Landlord. At the end of each calendar year, Landlord shall advise Tenant of Tenant's share of the Operating Expenses payable for such year as computed on the accrual basis based upon the costs thereof to Landlord. Tenant upon written request to Landlord shall be provided with an itemized cost analysis in reasonable detail and shall have the right to review the records in support of Landlord's calculation of Tenant's share of the Operating Expenses. If Tenant's review of Landlord's records in support of Tenant's share of the Operating Expenses results in a finding that Landlord overcharged Tenant, Tenant shall have the right to require Landlord to bill Tenant for Tenant's share of Operating Expenses annually as opposed to being paid in monthly payments as provided for in this Section 4.4.1. If there shall have been an underpayment by Tenant, Tenant shall forthwith pay the difference, and if there shall be an overpayment by Tenant, Tenant shall be given a credit towards the next due payment(s) of its share of Operating Expenses. The

Operating Expenses payable by Tenant as provided for herein shall not increase from the immediately preceding annual period by more than four percent (4%); and, provided that any and all non-controllable items which comprise the Operating Expenses (such as real estate taxes, premiums paid for insurance on the Building and similar items) shall be payable by Tenant and not subject to such limitation.

     4.4.2 For the purposes of this Section 4.4, the term "Operating Expenses" shall include all reasonable and customary costs and expenses relating to the operation and maintenance of the Building as an office building, including, but not limited to, costs of replacement for tools and equipment, reasonable amounts paid to managing agents of the Building, amounts paid for legal or other professional services related to the Premises, costs of clerical and accounting staff and costs of telephone, telegraph, postage, stationery supplies and other materials required by such staff, amounts paid to contractors for services, materials and supplies (including without limitation, the servicing and maintenance of the elevator, plumbing, heating, air conditioning, ventilating, lighting, electrical, security and fire alarms and other systems and equipment), reasonable premiums paid for insurance, cost of equipment rental, including applicable taxes, costs of electricity, water and other utilities, Real Estate Taxes (hereinafter defined), and costs of painting the Premises or Common Areas. The term "Operating Expenses" shall also include all costs and expenses relating to the operation and maintenance of the Parcel and all improvements thereon, including without limitation all costs of landscape maintenance and the materials and supplies incident thereto, all costs and expenses relating to the maintenance and operation of all entrances, exits, parking areas, driveways, curbs, walks, and exterior lighting, reasonable premiums for public liability and other insurance. For the purposes of this Section 4.4, the term "Real Estate Taxes" shall include all real estate taxes, assessments (general and special) and other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, foreseen or unforeseen, and each and every installment thereof, which shall or may during the Lease Term be levied, assessed, imposed, become due and payable, or liens upon, or arise in connection with the use, occupancy or possession of, or grow due or payable out of, or for, the Building or any part thereof, the Parcel and all improvements thereon. Operating Expenses and Real Estate Taxes do not include, nor shall Tenant be obligated to contribute towards, any expenses associated in any way with Landlord's compliance with the Americans with Disabilities Act, toxic or hazardous materials regulations (whether federal, state or local) or asbestos abatement or containment other than materials introduced into the Premises by Tenant.

SECTION 4.5 - Late Payment Penalty:
----------------------------------

     A penalty of three and one-half percent (3-1/2%) per month of the Fixed Minimum Rent and any additional rent provided for in this Lease shall be assessed, due and payable immediately upon tender of the payment for the Fixed Minimum Rent and additional rent if said payment is not received by the tenth
(lOth) day next following the due date of such rental payment. If payment is received after the twentieth (2Oth) day of the month, the penalty shall be increased to eight percent (8%) per month if such payment is not made.

SECTION 4.6 - Additional Rent:  N/A
-----------------------------

SECTION 4.7 - Rent for a Partial Month:
--------------------------------------

     For any portion of a calendar month at the beginning or end of the Lease Term, Tenant shall pay 1/3Oth of the monthly installment of Fixed Minimum Rent and additional rent for each day of such portion of a month payable in advance at the beginning of such period.

SECTION 4.8 - Payment by Automatic Transfer:
-------------------------------------------

     Instead of requiring Tenant to pay Fixed Minimum Rent, Operating Expenses, or other charges in a manner pursuant to Section 4.1, Landlord may, if Tenant shall agree to the same upon not less than thirty (30) days' prior notice to Tenant, request Tenant to execute promptly and deliver to Landlord any documents, instruments, authorizations, or certificates required by Landlord to give effect to an automated debiting system, whereby any or all payments by Tenant (as designated from time to time by Landlord) of whatsoever nature required or contemplated by this Lease shall be debited monthly or from time to time, as determined by Landlord, from Tenant's account in a bank or financial institution designated by Tenant and credited to Landlord's bank account as Landlord shall designate from time to time.

     Tenant shall promptly pay all reasonable service fees and other reasonable charges connected therewith including, without limitation, any charges resulting from insufficient funds in Tenant's bank account or any charges imposed on the Landlord.

     In the event that Tenant elects to designate a different bank or financial institution from which any Fixed Minimum Rent. Operating Expenses, or other charges under this Lease are automatically debited, notification of such change and the required documents, instruments, authorizations, and certificates as specified in this Section 4.8 must be received by Landlord no later than thirty
(30) days prior to the date such change is to become effective.

     Tenant agrees that it shall remain responsible to Landlord for all payments of Fixed Minimum Rent, Operating Expenses. and other charges pursuant to this Lease, even if Tenant's bank account is incorrectly debited in any given month. Such Fixed Minimum Rent, Operating Expenses, and other charges shall be immediately payable to Landlord upon written demand.

SECTION 4.9 - Services Provided to Landlord:
-------------------------------------------

     Tenant acknowledges that Landlord has undertaken to pay the entire cost of the Landlord's Work as provided for in Section 3.1 herein, which cost is in excess of the cost of Landlord's original estimates to construct suitable space for Tenant in the Building. In consideration of the foregoing, Tenant shall provide to Landlord, or any of its affiliates, for a period of three (3) years from the date of publication (i.e., the date of publication of an information site on the World Wide Web) an information site consisting of up to 14 pages within the CitySearch Nashville service at a rate of fifty percent (50%) of the standard commercial rate charged for such information site. Such services shall include design, photography and lay-out, updates and any similar services provided by Tenant. Prior to providing such services, Landlord shall execute Tenant's standard Information Site Agreement. In exchange for the above, Landlord agrees to use its reasonable best efforts to promote the CitySearch service to its other tenants and other vendors and business associates of Landlord. For example, Landlord agrees to promote Tenant in Landlord's newsletter, presentations and contacts with other vendors and business associates.


                                   ARTICLE V
                                   ---------

                               UTILITY SERVICES

SECTION 5.1 - Utilities:
-----------------------

     Provided that Tenant is not in default hereunder, Landlord agrees to furnish to the Premises electricity for normal desk top office equipment and normal copying equipment, and heating, ventilation and air conditioning ("HVAC") as required in Landlord's judgment for the comfortable use and occupancy of the premises, 365 days per year, 24 hours per day at no additional cost to Tenant. Landlord shall also maintain and keep lighted the common stairs, common entries and restrooms in the Building. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the Rent be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services if beyond the reasonable control of Landlord, (ii) failure to furnish or delay in furnishing any such services where such failure or delay is caused by accident or any condition or event beyond the reasonable control of Landlord, or by the making of necessary repairs or improvements to the Premises, Building or Project, or (iii) the limitation, curtailment or rationing of, or restrictions on, use of water, electricity, gas or any other form of energy serving the Premises. Building or Project if beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for a loss of or injury to property or business, however occurring, through or in connection with or incidental to failure by third parties to furnish any such services. If Tenant uses heat generating machines or equipment in the Premises which affect the temperature otherwise maintained by the HVAC system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord. Landlord shall use reasonable efforts to correct all services provided for hereunder.

     Tenant shall not, without the written consent of Landlord, use any apparatus or devise in the Premises, including without limitation, electronic data processing machines, punch card machines or machines using in excess of 120 volts, which consumes more electricity than is usually furnished or supplied for the use of premises as general office space, as determined by Landlord. Tenant shall not connect any apparatus with electric current except through existing electrical outlets in the Premises. Tenant shall not consume water or electric current in excess of that usually furnished or supplied for the use of Premises as general office space (as determined by Landlord), without first procuring the written consent of Landlord, which Landlord may refuse, and in the event of consent. Landlord may have installed a water meter or electrical current meter in the Premises to measure the amount of water or electric current consumed. The cost of any such meter and of its installation, maintenance and repair shall be paid for by the Tenant and Tenant agrees to pay to Landlord promptly upon demand for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, the excess cost for such water and electric current shall be established by an estimate made by a utility company or electrical engineer hired by Landlord at Tenant's expense.


                                  ARTICLE VI
                                  ----------

                        LANDLORD'S ADDITIONAL COVENANTS

SECTION 6.1 - Repairs by Landlord:
---------------------------------

     Landlord covenants to keep, in good order, repair and condition the foundations and roof of the Building and the structural soundness of the floors and walls thereof and the pipes, ducts, conduits and wires running through the Demised Premises and installed therein as part of the Landlord's Work (but not including Tenant's service connections thereto) except as affected by any work by or for Tenant or the negligence, act or omission of Tenant, its employees, agents and invitees. Landlord shall not be required to commence any repair until after notice from the Tenant that the same is necessary, which notice, except in the case of an emergency, shall be in writing and shall allow Landlord seven
(7) days in which to commence such repair. The provisions of this Section shall not apply in the case of damage by fire or casualty or by eminent domain, in which events the obligations of the Landlord shall be controlled by the applicable provisions of this Lease. Except as provided in this Section, Landlord shall not be obligated to make repairs, replacements or improvements of any kind upon the Demised Premises or upon any equipment or facilities or fixtures contained herein, all of which shall be the responsibility of Tenant. Landlord acknowledges that Tenant shall have no responsibility for completion of the Landlord's Work and for the Premises following such work to be in compliance with applicable building, health and environmental ordinances or regulations of any federal, state and local entities.

SECTION 6.2 - Quiet Enjoyment:
-----------------------------

     Landlord covenants that Tenant, on paying the Fixed Minimum Rent and additional rent and performing Tenant's obligations under this Lease shall peacefully and quietly have, hold and enjoy the Demised Premises throughout the Lease Term, subject to the other terms and provisions of this Lease and to all mortgages and underlying leases to which this Lease may be or become subject and subordinate. Landlord covenants that any construction or renovation in the Building following the date of the execution of this Lease shall not unreasonably or adversely affect Tenant's ability to conduct its business within the Premises.

SECTION 6.3 - Landlord's Liability:
----------------------------------

     In the event of a sale or assignment by Landlord of its interest in the Building, then, and in that event, Landlord shall thereupon be entirely relieved of all terms, covenants, and obligations thereafter to be performed by Landlord under this Lease and it shall be deemed and construed, without further agreement, that the transferee or lessee, as the case may be, has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.

SECTION 6.4 - Services:
----------------------

     Landlord will furnish the following services to Tenant:

          (a) Automatically operated elevator service at all times and on all days throughout the year subject to such security arrangements (by key operation or otherwise) during non-business hours as Landlord shall deem prudent and necessary.

          (b) Heat and air conditioning, as necessary, to the public portions of the Building.

          (c) Landlord shall furnish such cleaning of the Demised Premises as in the judgment of Landlord is normal and usual in office buildings similar to the Building provided that (i) the Premises are kept in order by Tenant; (ii) Landlord shall not be required to clean storage rooms data processing, computers or similar equipment; and (iii) any shampooing or cleaning of carpets more than one (1) time per year and other than normal vacuuming shall be at Tenant's own expense.

     Such services shall be provided so long as the Tenant is not in default under any of the terms, provisions, covenants and conditions of this Lease, subject to interruptions caused by repairs, renewals, improvements, changes of service, alterations, strikes, lockouts, labor controversies, inability to obtain fuel or power, accidents, breakdowns, catastrophes, national or local emergencies, acts of God, and conditions and causes beyond the reasonable control of Landlord; and upon such happening, no claim for damages or abatement of rent for failure to furnish any such services shall be made by the Tenant or allowed by the Landlord.

SECTION 6.5 - Common Areas:
--------------------------

     Tenant and Tenant's agents, employees and invitees shall have the right to use, in common with Landlord and Landlord's tenants and the agents, employees, and invitees of each, the public sidewalks, entrances, lobbies, vestibules, stairways, corridors, elevators, public toilets, and other public areas of the Building subject, however, to applicable rules, regulations, and security measures; and Tenant and Tenant's agents, employees, and invitees shall not obstruct or litter, or use for storage, temporary or otherwise, or for any purpose other than the intended or normal purpose, any of the public sidewalks, entrances, lobbies, vestibules, stairways, corridors, elevators, public toilets, and other public areas of the Building.

SECTION 6.6 - Signage:
---------------------

     Tenant may have installed a sign identifying Tenant at Tenant's entrance to its suite subject to Landlord's reasonable approval. Tenant shall also be identified in the lobby directory. Both such signs shall be paid for by Landlord.

SECTION 6.7 - Indemnity:
-----------------------

     To defend and save Tenant harmless and indemnified from all loss, claims or damage (including attorney's fees and disbursements) to any person or property arising from, related to or in connection with any work performed by or for Landlord in the Building, other than losses, claims or damage resulting from or caused by Tenant's negligence or any of its agents or employees.

                                  ARTICLE VII
                                  -----------

                         TENANT'S ADDITIONAL COVENANTS

SECTION 7.1 - Affirmative Covenants:
-----------------------------------

     Tenant covenants, at its own expense, at all times during the Lease Term:

     7.1.1 To perform promptly all of the obligations of Tenant set forth in this Lease and in the exhibits attached hereto and to pay, when due, the Fixed Minimum Rent and other charges and additional rents which by the terms of this Lease are to be paid by Tenant.

     7.1.2 To use the Demised Premises only for the Permitted Use and to abide by and conform to any and all use restrictions set forth in the certificate of occupancy issued for the Demised Premises, all applicable occupation permits, the recorded plat, all agreements filed of record and all other laws, orders, rules and regulations of any governmental authority having or claiming jurisdiction over the Demised Premises.

     7.1.3 Except for repairs required to be performed by Landlord pursuant to the provisions of this Lease, to keep the Demised Premises, including the equipment, facilities and fixtures therein, at Tenant's sole costs and expense, in good order, repair, condition and free of vermin.

     7.1.4 Other than the Landlord's Work as set forth in Section 3.1, and except for the work described in Section 4.4.2, to pay promptly, when due, the entire costs of any work to the Demised Premises, including equipment, facilities and fixtures therein, undertaken by Tenant when permitted or required to do so under the provisions of this Lease so that the Demised

Premises shall at all times be free of liens for labor and materials; to procure all necessary permits before undertaking such work; to do all such work in a good and workmanlike manner acceptable to Landlord, employing materials of good quality; to perform such work in such manner as to insure proper maintenance of labor relationships; to comply with all governmental requirements relating thereto and to save Landlord harmless and indemnified from all injury, loss, claims or damage to any person or property occasioned by or growing out of such work.

     7.1.5 To defend and save Landlord harmless and indemnified from all injury, loss, claims or damage (including attorney's fees and disbursements) to any person or property arising from, related to or in connection with any work performed by or for Tenant in the Demised Premises, other than losses, claims or damage resulting from or caused by Landlord's negligence or any of its agents or employees.

     7.1.6 To maintain in responsible companies approved by Landlord (i) liability insurance, with contractual liability endorsement covering the matters set forth in this Lease, against all claims, demands or actions for injury to or death of any one person in an amount of not less than $1,000,000 and for injury to or death of more than one person in any one accident or occurrence to the limit of not less than $2,000,000 and for damage to property in an amount not less than $1,000,000 made by or on behalf of any person or persons, firms or corporations arising from, relating to or connected with the conduct and operation of Tenant's business at the Demised Premises or caused by actions or omissions to act, where there is a duty to act, of Tenant, its agents, servants and contractors; and (ii) fire insurance, with such extended coverage endorsements as Landlord may reasonably from time to time require, covering all of Tenant's fixtures, furniture, furnishing, floor coverings and equipment at the Demised Premises in an amount not less than one hundred percent (100%) of their full replacement cost. All of said insurance shall be in form satisfactory to Landlord and shall provide that it shall not be subject to cancellation, termination or change except after at least thirty (30) days prior written notice to Landlord. All insurance provided by Tenant as required under this Section shall be carried in favor of Landlord and Tenant, as their respective interests may appear. All liability policies shall provide that although the Landlord is named insured, it shall nevertheless be entitled to recover under said policies for any loss or damage to Landlord resulting from Tenant's negligence. The policies, or duly executed certificates for the same, including any renewals, together with satisfactory evidence of the payment of the premium thereof, shall be deposited with Landlord within twenty (20) days of the written request of Landlord. If Tenant fails to comply with such requirement, Landlord may, but shall not be obligated to, obtain such insurance and keep the same in effect and Tenant shall pay Landlord the premium costs thereof upon demand

     7.1.7 To pay on demand any increase in premiums that may be charged on insurance carried by Landlord or for which Landlord may be obligated to make reimbursement to other tenants or occupants of the Building under the terms of their respective leases or occupancy agreements resulting from Tenant's use or occupancy of the Demised Premises, or from any vacancy of the Demised Premises, provided, however, Tenant shall not be required to pay any amounts that exceed ten percent (10%) from the immediately preceding policy term, whether or not Landlord has consented to same. In determining whether increased premiums are the result of Tenant's use or occupancy or vacancy of the Demised Premises, a schedule or "make-up" rate of the organization issuing the coverage, or any and all risk insurance rates for said premises, or any rule books issued by the rating organization or similar bodies or by rating procedures or rules of Landlord's insurance company shall be conclusive evidence of the items and charges which make up the insurance rates and premiums on the Demised Premises and the Building.

     7.1.8 To waive all claims for loss or damage to Tenant's business or damage to personal property sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Demised Premises or the Building, unless caused by or resulting from the negligence of Landlord, its agents, servants or employees.

     7.1.9 To permit Landlord or Landlord's agents to enter upon the Demised Premises at all reasonable times to examine same and to make such repairs, alterations, improvements or additions in the Demised Premises or in the Building as may be necessary and to allow Landlord to take all materials into and upon said premises that may be required therefor without the same constituting an eviction of Tenant, in whole or in part, and all rents shall in no wise abate while such repairs, alterations, improvements, or additions are being made by reason of loss or interruption of business of Tenant because of the performance of any such work. Landlord or Landlord's agents shall also have the right to enter upon the Demised Premises at reasonable times to show them to prospective mortgage or or purchasers of the Building. During the 90 days prior to the expiration of the Term of this Lease, Landlord may show the Demised Premises to prospective tenants and Landlord may also place upon the Demised Premises the usual notices "To Let" or "For Rent", which notices Tenant shall permit to remain thereon without molestation. If, during the last month of the Term. Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter and alter, renovate and redecorate the Demised Premises without elimination or abatement of rent or additional rent or other compensation and such action shall have no effect upon this Lease.

     7.1.10 To pay Landlord's expenses, including reasonable attorney's, architect's and engineer's fees, incurred in enforcing any obligation of Tenant under this Lease or incurring any default by Tenant under this Lease, assuming Landlord is the prevailing party in such enforcement action.

     7.1.11 Forthwith to cause to be discharged of record (by payment, bond, order of a court of competent jurisdiction or otherwise) any mechanic's lien at any time filed against the Demised Premises or the Building for any work, labor, services or materials claimed to have been performed at, or furnished to Tenant, excluding the Landlord's Work. If Tenant shall fail to cause such lien to be discharged upon demand, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same by paying the amount claimed to be due or by bonding or other proceeding deemed appropriate by Landlord and the amount so paid by Landlord and/or all costs and expense, including reasonable attorney's fees, incurred by Landlord in procuring the discharge of such lien shall be deemed to be additional rent. Nothing in this Lease contained shall be construed as a consent on the part of the Landlord to subject Landlord's estate in the Demised Premises or the Building to any lien or liability under any laws, orders, rules and regulations of any governmental authority having or claiming jurisdiction over the Demised Premises. The Tenant shall not have any authority to create any liens for labor or material on the Landlord's interest in the Demised Premises or the realty of which the Demised Premises form a part and all persons contracting with the Tenant for the destruction or removal of any facilities or other improvements or for the erection, installation, alteration, or repair of any facilities or other improvements on or about the Demised Premises, and all materialmen, contractors, mechanics, and laborers, are hereby charged with notice that they must look only to the Tenant and to the Tenant's interests in the Demised Premises to secure the payment of any bill for work done or material furnished at the request or instruction of Tenant.

     7.1.12 Upon the expiration or other termination of the Lease Term, to quit and surrender to Landlord the Demised Premises, broom clean, in good order and condition, ordinary wear and tear excepted, and at Tenant's expense, to remove all property of Tenant, to repair all damages to the Demised Premises caused by such removal and restore the Demised Premises to the condition in which they were prior to the installation of the articles so removed. Any property not so removed shall be deemed to have been abandoned by Tenant and may be retained or disposed of by Landlord, as Landlord shall desire, and if Landlord shall decide to dispose of same, such disposal shall be at the cost and expense of Tenant.

     7.1.13 To remove all rubbish, dirt and debris from the Demised Premises, at its own cost and expense, utilizing a company approved by Landlord, subject to the obligation of Landlord to furnish normal and usual cleaning services as provided in Section 6.4 hereof.

     7.1.14 To remain fully obligated under this Lease, notwithstanding any assignment or sublease or any indulgence granted by Landlord to Tenant or to any assignee or sublessee.

SECTION 7.2 - Negative Covenants:
--------------------------------

     Tenant covenants at all times during the Lease Term and such further time as Tenant occupies the Demised Premises, or any part thereof:

     7.2.1 Not to injure, overload, deface or otherwise harm the Demised Premises or any equipment or installation therein; nor commit any waste or nuisance; nor permit the emission of any objectionable noise or odor; nor burn any trash or refuse in or about the Demised Premises; nor make any use of the Demised Premises, or any part thereof or equipment therein, which is improper, offensive or contrary to any law or ordinance or to reasonable rules or regulations of Landlord as such may be promulgated from time to time; nor park or permit its employees, agents, visitors or invitees to park automobiles or other vehicles so as to interfere with the use of driveways, entrances, exits, walks, roadways, highways, streets, or parking areas. Without limiting the foregoing provisions pertaining to overloading and noise, Tenant further covenants that (a) Tenant shall not place a load upon any floor of the Demised Premises which exceeds the load per square foot which such floor was designed to carry or which is allowed by law and (b) business machines and mechanical equipment belonging to Tenant which cause noise, vibration or any other nuisance that may be transmitted to the structure or other portions of the Building or to the Demised Premises to such a degree as to be objectionable to Landlord, or which interfere with the use or enjoyment by other tenants of their premises or the public portions of the Building, shall be placed and maintained by Tenant, at Tenant's cost and expense, in settings sufficient to eliminate noise or vibration. Landlord reserves the right to approve the weight and position of all safes which Tenant desires to bring into the Demised Premises.

     7.2.2 Except for placement and display of art work, erasable boards, other display materials, and routine cables (reparable with minor patching) and telephone lines, not to make any alterations or additions to the Demised Premises or the Building, nor permit the making of any holes in the walls, ceilings, or floors thereof installed as part of Landlord's Work, without on each occasion obtaining prior written consent of the Landlord, in which event the provisions of Paragraph 7.1.5 shall control.

     7.2.3 Not to assign, sell, mortgage, encumber, pledge or in any manner transfer this Lease or any interest therein or sublet the Demised Premises or any part or parts thereof. or grant any concession or license or otherwise permit occupancy of all or any part thereof by anyone with, through, or under it, without the prior written consent of the Landlord, which consent may not be unreasonably withheld.

     7.2.4 Not to place, install or maintain any sign, advertisement, notice or any other lettering upon the Parcel or any part thereof, the entrance door or doors to the Demised Premises, or upon or within the interior of the Building or any part thereof, except for such sign and/or lettering placed or installed by Landlord at its expense pursuant to Section 6.5 hereof.

     7.2.5 Not to place or install any blinds, shades or other window coverings or treatments in the windows of the Demised Premises other than those furnished by Landlord without the prior written approval of Landlord; not to place or display any signs, advertising or other things of whatsoever kind, nature or description in the windows of the Demised Premises or within the Demised Premises so that the same are visible from outside of the Demised Premises; and not to wash or permit or suffer any contractor, employee or agent of Tenant to wash the exterior of any windows in the Demised Premises.


                                 ARTICLE VIII
                                 ------------

                         DESTRUCTION AND CONDEMNATION

SECTION 8.1 - Fire or other Casualty:
------------------------------------

     8.1.1 Tenant shall give prompt notice to Landlord in case of fire or other damage to the Demised Premises or the Building.

     8.1.2 If (i) the Demised Premises shall be damaged to the extent of more than twenty-five percent (25%) of the cost of replacement thereof; or (ii) the proceeds of Landlord's insurance recovered or recoverable as a result of the damage shall be insufficient to pay fully for the cost of replacement of so much of the Demised Premises and/or the Building in which they are located as was included in the Landlord's Work referred to in Section 3.1 hereof; or (iii) the Demised Premises or the Building shall be damaged as a result of a risk which is not covered by Landlord's insurance; or (iv) the Demised Premises shall be damaged in whole or in part during the last six (6) months of the Lease Term; or
(v) the Building of which the Demised Premises are a part shall be damaged to the extent of fifty percent (50%) or more of the cost of replacement thereof, whether or not the Demised Premises shall be damaged, then, and in any of such events, Landlord may terminate this Lease by notice given within sixty (60) days after such event in which case this Lease shall terminate effective upon the date the damage occurred and Tenant shall vacate and surrender the Demised Premises to Landlord. If the casualty, repairing or rebuilding shall render the Demised Premises untenantable in whole or in part, an equitable abatement of the Fixed Minimum Rent shall be allowed from the date when the damage occurred until completion of the repairs or rebuilding or, in the event Landlord elects to terminate this Lease, until said date of termination, taking into account, among other things, the amount and location of the floor space of the Demised Premises rendered untenantable.

     8.1.3 If this Lease shall not be terminated as provided above, Landlord shall, at its expense, proceed with the repair or restoration of the Demised Premises and the Building. All repairs and restoration of the Demised Premises not included in Landlord's Work shall be performed by Tenant at its expense. All work of restoration by Landlord shall be done in conformity with Exhibit "C".
                                                                 -----------
All salvage from repair or restoration work done at any time pursuant to this Section shall belong to Landlord, who shall not be accountable therefor to Tenant.

     8.1.4 If the Demised Premises shall be damaged or destroyed due to the fault and/or negligence of Tenant, its agents, employees or invitees, the cost of repairing or restoring the Demised Premises shall be paid by Tenant and the Fixed Minimum Rent and all other additional rents and charges herein shall not abate.

SECTION 8.2 - Eminent Domain:
----------------------------

     8.2.1 If the whole of the Demised Premises shall be taken by any public or quasi-public authority under the power of condemnation, eminent domain or expropriation, or in the event of a conveyance in lieu thereof, the Lease Term shall cease as of the date possession shall be taken by such authority.

     8.2.2 If twenty-five percent (25%) or less of the Floor Space of the Demised Premises shall be so taken or conveyed, the Lease Term shall cease only with respect to the part so taken or conveyed, as of the date possession shall be taken by such authority.

     8.2.3 If more than twenty-five percent (25%) of the Floor Space of the Demised Premises shall be so taken or conveyed, the Lease Term shall cease only with respect to the part so taken or conveyed, as of the date possession shall be taken by such authority, and either party shall have the right to terminate this Lease upon notice in writing within thirty (30) days after such taking of possession.

     8.2.4 In the event of any such taking or conveyance of the Demised Premises, or any portion thereof, Tenant shall pay Fixed Minimum Rent and additional rent to the day when possession thereof shall be taken by such authority, with an appropriate refund by Landlord of such rent as may have been paid in advance for a period subsequent to such date. If this Lease shall continue in effect as to any portion of the Demised Premises not so taken or conveyed, the Fixed Minimum Rent shall be equitably reduced and the other charges shall thereafter be recomputed on the basis of the remaining Floor Space. If this Lease shall so continue, Landlord shall, at its expense, but only to the extent of an equitable proportion of the award or other compensation for the portion taken or conveyed of the Building in which the Demised Premises are located, make all necessary repairs or alterations so as to constitute the remaining Demised Premises a complete architectural and tenantable unit.

     8.2.5 All compensation awarded for any such taking or conveyance, whether for the whole or a part of the Demised Premises or otherwise, shall be the property of Landlord, and Tenant hereby assigns to the Landlord all of Tenant's right, title and interest in and to any and all such compensation.


                                  ARTICLE IX
                                  ----------

                             DEFAULTS AND REMEDIES

SECTION 9. 1 - Default:
----------------------

     9.1.1 If Tenant defaults in fulfilling any of the covenants of this Lease, including, without limitation, the payment of Fixed Minimum Rent when due, or for the making of any other payment herein provided for, or for the performance of any other covenant on Tenant's part to be performed hereunder, and, in the case of Tenant's failure to pay Fixed Minimum Rent or other required charges and such failure continues for ten (10) days after such payment is due and following written notice from Landlord that the same is due, or in the case where Tenant fails to promptly and fully perform any other covenant, condition or agreement contained herein and such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant, provided that if such failure cannot be cured within thirty (30) days, if Tenant does not use reasonably diligent efforts to commence to cure such failure within said thirty (30) day period, then, in any one or more of such events, Landlord may serve upon Tenant a written notice ("Notice of Termination") that this Lease will terminate on a date to be specified therein, which shall not be less than fifteen (15) days after the giving of such notice, and upon the date so specified, Tenant shall then quit and surrender the Demised Premises to Landlord, but Tenant shall remain liable as hereinafter set forth.

     9.1.2 If the Notice of Termination provided for in the above paragraph shall have been given and this Lease shall be terminated, then, and in such event, Landlord may seek such remedies for recovery of possession of the Demised Premises, and for damages incurred, as provided for under the laws of the State of Tennessee.

SECTION 9.2 - Bankruptcy:
------------------------

     9.2.1 If there shall be filed against Tenant in any court, pursuant to any statute either of the United States or of any state, a petition in bankruptcy or insolvency or reorganization or the appointment of a receiver or trustee of all or a portion of Tenant's property and is not dismissed within sixty (60) days, or if Tenant shall voluntarily file any such petition, then, and in the event, the Lease shall be deemed canceled and terminated, subject to the right of the trustee, with the court's approval, to timely assume the unexpired Lease. If Tenant shall make an assignment for the benefit of creditors or enter into an arrangement, this Lease shall be deemed canceled and terminated, in which event neither Tenant nor any person claiming through or under Tenant shall be entitled to acquire or remain in possession of the Demised Premises and Landlord shall have no further liability hereunder to Tenant and any such person, if in possession, shall forthwith quit and surrender the Demised Premises. If this Lease shall be so canceled and terminated, Landlord, in addition to the other rights or remedies of Landlord contained herein, or by virtue of any statute or rule of law, may retain as liquidated damages the Security Deposit or any monies received by Landlord from Tenant or others on behalf of Tenant. In addition, Landlord shall be entitled to recover from Tenant, as liquidated damages, an amount equal to the difference between (i) the sum of (a) the annual Fixed Minimum Rent, and (b) all additional rents due for the remaining term of the Lease; and (ii) the present rental value of the Demised Premises at the time of termination for such unexpired term. If the Demised Premises, or any part thereof, be relet by Landlord for the unexpired term of said Lease, or any part thereof, before presentation of proof of such liquidated damages to any court, the amount of rent received upon such reletting shall be deemed prima facie to be the fair and reasonable rental value for the part of the whole of the premises so relet during the term of the reletting.

SECTION 9.3 - Remedies of Landlord:
----------------------------------

     9.3.1 In case of any such default, and Landlord elects not to terminate this Lease, (i) the Fixed Minimum Rent and additional rent shall become due thereupon and be paid up to the time of such default; (ii) Landlord may relet the Demised Premises, or any part or parts thereof, for a term which may at Landlord's option be less than or exceed the period which would have otherwise constituted the balance of the term of this Lease and may grant concessions or free rent; and (iii) Tenant or the legal representative of Tenant shall also pay Landlord, as liquidated damages for the failure of Tenant to observe and perform Tenant's covenants herein contained, for each month of the period constituting the balance of the Lease Term, any deficiency between (a) the sum of (1) one monthly installment of the Fixed Minimum Rent, and (2) the monthly charge for Operating Expenses and other charges and (b) the net amount, if any, of the rents collected on account of the lease or leases of the Demised Premises for each month of the period which would otherwise have constituted the balance of the Lease Term. In computing such liquidated damages, there shall be added to the said deficiency such expenses as Landlord may incur in connection with the reletting, such as court costs, attorney's fees and disbursements, brokerage, and for putting and keeping the Demised Premises in good order or for preparing same for reletting, together with interest on the expenses so incurred at the then maximum lawful rate from the date of such expenditure to the date of repayment thereof to Landlord. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent date specified in this Lease and any suit brought to collect the amount of deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord at Landlord's option, may make such alterations, repairs, replacements and/or decorations of the Demised Premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of reletting the Demised Premises and the making of such alterations and/or declaration shall not operate or be construed to release Tenant from liability hereunder.

     9.3.2 In the case of such default and the Lease is terminated, Landlord may recover from Tenant, or the legal representative of Tenant, as liquidated damages (i) the worth at the time of termination of any unpaid Fixed Minimum Rent, additional rent, and other charges earned at the time of such termination; plus (ii) the worth at the time of the termination of the amount of the unpaid Fixed Minimum Rent, additional rent and other charges which Tenant would have paid for the remaining term of the Lease plus (iii) such expenses on other amounts to compensate Landlord for all the detriment proximately caused by Tenant's failure to fulfill any of the covenants of this Lease or which in the ordinary course of things would be likely to result therefrom, including without limitation, any costs or expenses incurred by Landlord in (1) maintaining or preserving the Premises after such default, (2) recovering possession of the Premises, including attorneys fees therefor, (3) expenses of reletting the Premises including necessary renovations or alterations of the Premises including necessary renovations or alterations of the Premises, attorneys fees and leasing commissions incurred, plus (4) such other amounts in addition to or in lieu of the foregoing as may be permitted by law.

     As used in Paragraph (i) above, the "worth at the time of termination" is computed by allowing interest on unpaid amounts at the maximum rate allowed by law. As used in Paragraph (ii) above the "worth at the time of termination" is computed by discounting such amount at the discount rate of the nearest Federal Reserve Bank in effect at the time of the award plus one percent (1%).

     9.3.3 In the event of a breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy in law or in equity.

SECTION 9.4 - Waiver of Jury Trial; Tenant Not to Counterclaim: N/A
--------------------------------------------------------------

SECTION 9.5 - Holdover by Tenant:
--------------------------------

     In the event Tenant remains in possession of the Demised Premises after the expiration of the tenancy created hereunder, and without the execution of a new lease, Tenant, at the option of Landlord, shall be deemed to be occupying said Demised Premises as a tenant from month to month, at a monthly rental equal to one hundred fifty percent (150%) of the sum of (i) the monthly installment of Fixed Minimum Rent during the last month of the Lease Term; (ii) the monthly Operating Expenses payable for such month; and (iii) all other charges payable hereunder, subject to all of the other conditions, provisions and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy.

SECTION 9.6 - Landlord's Right to Cure Defaults:
-----------------------------------------------

     Landlord may, but shall not be obligated to, cure, at any time, upon fifteen (15) days prior written notice to Tenant (except that notice shall not be required in the event of emergencies), any default by Tenant under this Lease and whenever Landlord so elects, all costs and expenses incurred by Landlord in curing such default, including, without limitation, reasonable attorneys' fees, together with interest on the amount of costs and expenses so incurred at the then maximum lawful rate, shall be paid by Tenant to Landlord on demand and shall be recoverable as additional rent.

SECTION 9.7 - Effect of Waivers of Default:
------------------------------------------

     No consent or waiver, express or implied, by landlord to or of any breach of any covenant, condition or duty of Tenant shall be construed as a consent or waiver to or of any other breach of the same or any other covenant, condition or duty unless in writing signed by the Landlord.

SECTION 9.8 - Security Deposit:  N/A
------------------------------

SECTION 9.9 - Landlord's Default:
--------------------------------

     If Landlord fails to perform any covenant, condition, or agreement contained in this Lease within thirty (30) days after receipt of written notice from Tenant specifying such failure (or if such failure cannot reasonably be cured within thirty (30) days, if Landlord does not commence to cure the failure within that thirty (30) day period), then such failure shall constitute a default hereunder and Landlord shall be liable to Tenant for any damages sustained by Tenant as a result of Landlord's default.

                                   ARTICLE X
                                   ---------

                           MISCELLANEOUS PROVISIONS

SECTION 10.1 - Notices:
----------------------

     Any notice or demand from Landlord to Tenant or from Tenant to Landlord shall be in writing and shall be deemed duly delivered if mailed by registered or certified mail, return receipt requested, addressed, if to Tenant, at the address of Tenant or such other address as Tenant shall have last designated by notice in writing to Landlord, and, if to Landlord, at the address of Landlord or such other address as Landlord shall have last designated by written notice to Tenant. Provided, however, notices to Tenant shall be deemed duly served or given if delivered or mailed to Tenant at the Premises.

SECTION 10.2 - Estoppel Certificates:
------------------------------------

     Tenant agrees that it will, at reasonable intervals, within ten (10) days following written notice by Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been any modifications, that the same is in full force and effect as modified, stating the modifications) and the dates to which Fixed Minimum Rent and other payments due hereunder from Tenant have been paid in advance, if any, and stating whether or not to the best knowledge of the Tenant the Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default.

SECTION 10.3 - Applicable Law and Construction:
----------------------------------------------

     The laws of the State of Tennessee shall govern the validity, performance and enforcement of this Lease. The invaliditv or unenforceability of any provision of this Lease shall not affect or impair any other provision. All negotiations, considerations, representations and understandings between the parties are incorporated in this Lease. The headings of the several articles and sections contained herein are for convenience only and do not define, limit or construe the contents of such articles or sections.

SECTION 10.4 - Cancellation:
---------------------------

     If Landlord shall be unable to deliver the Demised Premises ready for Tenant's occupancy within ninety (90) days of the date of the complete execution of the Lease (except that such date shall be extended as a result of (a) Unavoidable Delays of the type referred to in Section 10.6 hereof and (b) any delay caused by Tenant), this Lease shall, at the option of either Landlord or Tenant (exercisable by the giving of written notice of cancellation to the other party within ten (10) days after the specific date hereinbefore mentioned in this Subsection 10.4 as the same may be extended as herein provided), cease and be deemed canceled. Upon any such cancellation, this Lease shall be of no further force or effect and neither party shall have any right or claim hereunder against the other except that upon such cancellation, Landlord shall be required to return to Tenant, without interest, the monthly installment of Fixed Minimum Rent and any other amounts paid upon the execution of this Lease.

SECTION 10.5 - Binding Effect of Lease:
--------------------------------------

     The covenants, agreements and obligations herein contained, except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective personal representatives, successors and permitted assigns. Each covenant, agreement, obligation or other provision herein contained shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making the same, not dependent on any other provision of this Lease unless otherwise expressly provided. If any term, covenant, agreement or provision of this Lease shall be held by any court of competent jurisdiction to be against public policy and/or null and void, such term, covenant, agreement or provision shall be deemed not to have been included in this Lease and shall not affect the validity of the remaining terms, covenants, agreements or provisions of this Lease.

SECTION 10.6 - Effect of Unavoidable Delays:
-------------------------------------------

     The provisions of this Section shall be applicable if there shall occur, during the Lease Term, or prior to the commencement thereof, any (i) strike, lockout or labor dispute; (ii) inability to obtain labor or materials or reasonable substitutes therefor; or (iii) acts of God, governmental restrictions, regulations or controls, enemy or hostile governmental action, civil commotion, fire or other casualty or other conditions similar or dissimilar to those enumerated in this item (iii) any other circumstances beyond the reasonable control of the party obligated to perform. If Landlord or Tenant shall, as a result of any of the above described events, fail punctually to perform any obligation on its part to be performed under this Lease, then such failure shall be excused and not be a breach of this Lease by the party in question, but only to the extent occasioned by such event. If any right or option of any party to take any action under or with respect to this Lease is conditioned upon the same being exercised within any prescribed period of time or at or before a named date, then such prescribed period of time and such named date shall be deemed to be extended or delayed, as the case may be, for a period equal to the period of the delay occasioned by any above described event. Notwithstanding anything herein contained, however, the provisions of this Section shall not be applicable to Tenant's obligation to pay the Fixed Minimum Rent or additional rent under the provisions of Article IV or its obligation to pay any other sums, monies, costs, charges or expenses required to be paid by Tenant hereunder, unless the Premises are untenantable.

SECTION 10.7 - Subordination:
----------------------------

     10.7.1 Subject to Landlord and Tenant executing a reasonably satisfactory non-disturbance agreement, this Lease is subject and subordinate to all ground leases and/or underlying leases now or hereafter covering the real property of which the Demised Premises form a part and to all mortgages which may now or hereafter be placed on or affect such leases and/or such real property, or any part or parts thereof, and/or Landlord's interest therein and to all renewals, modifications, amendments, consolidations, replacements or extensions thereof. This clause shall be self-operative and no further instrument of subordination shall be required by any mortgagee. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request. Tenant hereby constitutes and appoints Landlord as the Tenant's attorney-in-fact to execute any such certificate or certificates for and on behalf of Tenant.

     10.7.2 At the option of the Landlord or any successor Landlord or the holder of any mortgage affecting the Demised Premises, Tenant agrees that neither the foreclosure of a mortgage affecting the Demised Premises nor the institution of any suit, action, summary or other proceeding against the Landlord herein or any successor Landlord or any foreclosure proceeding brought by the holder of any such mortgage to recover possession of such property shall, by operation of law or otherwise, result in a cancellation or termination of this Lease or the obligations of Tenant hereunder, and upon the request of any such Landlord, successor Landlord or the holder of such mortgage, Tenant covenants and agrees to execute an instrument in writing satisfactory to such Landlord, successor Landlord or to the holder of such mortgage or to the purchaser of the mortgaged premises in foreclosure whereby Tenant attorns to such successor in interest.

     10.7.3 If, in connection with obtaining financing for the Building and/or the Parcel, a banking, insurance or other recognized institutional lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications that increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's use and enjoyment of the Demised Premises shall be accompanied by a reasonable rent reduction to be negotiated in good faith by Landlord and Tenant.

SECTION 10.8 - No Waiver:
------------------------

     The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease or any of the Rules and Regulations now or hereafter adopted or promulgated by Landlord shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of Fixed Minimum Rent or additional rent or any other charges payable under this Lease with knowledge of the breach of any covenant of this Lease by Tenant shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing and signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly payments required to be made hereunder shall be deemed to be other than on account of the earliest stipulated Fixed Minimum Rent or additional rent or other charges payable hereunder nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

SECTION 10.9 - No Oral Changes:
------------------------------

     This Lease may not be changed or terminated orally but only by an agreement in writing signed by the parties hereto.

SECTION 10.10 - No Representations by Landlord:
----------------------------------------------

     Landlord or Landlord's agents have made no representations, warranties or promises with respect to the Demised Premises or the Building except as herein expressly set forth.

SECTION 10.11 - Changes in Entrances and Other Public Areas:
-----------------------------------------------------------

     Landlord shall have the right at any time and from time to time, whether before or after the completion of the Building, without thereby creating an actual or constructive eviction of incurring any liability to Tenant therefor, to change the arrangement or location of such of the following as are not contained within the Demised Premises or any part thereof: entrances, passageways, doors and doorways, corridors, stairs, toilets and other public service portions of the Building provided that such changes do not unreasonably interfere with Tenant's use of the Premises. Landlord shall also have the right at any time and from time to time to change the entrances, exits, parking areas, driveways, walks, exterior lighting, landscaping and other common areas of the Parcel without creating an actual or constructive eviction or incurring any liability to Tenant therefor provided that such changes do not unreasonably interfere with Tenant's use-of the Premises.

SECTION 10.12 - Risk of Loss or Damage to Personal Property, Etc.:
-----------------------------------------------------------------

     Supplementing the provisions of Section 7.1.9 hereof and without limiting the generality of said Section 7.1.9, it is agreed that all personal property at any time placed or kept within the Demised Premises shall be placed or kept therein at the risk of the Tenant or other owner thereof; that Landlord shall not be liable for any theft or loss of any personal property placed or kept within the Demised Premises unless such theft or loss is due to the fault and/or negligence of Landlord, its agents, representatives or invitees; and that Landlord shall not be liable to Tenant or to any other person whomsoever for any damage to any personal property at any time placed or kept within the Demised Premises arising from the bursting or leaking of water pipes unless such bursting or leaking is due to the fault and/or negligence of Landlord, its agents, representatives or invitees, or from any negligence of any tenant or occupant of space within the Building.

SECTION 10.13 - RULES AND REGULATIONS:
-------------------------------------

     Tenant, its employees, agents, visitors and invitees shall comply with all reasonable rules and regulations Landlord may adopt from time to time for operation of the Building and the Parcel and the protection and welfare of the Building, its tenants, visitors and occupants. Any rules and regulations shall become a part of this Lease and Tenant hereby agrees to comply with the same upon delivery of a copy thereof to Tenant, providing the same do not unreasonably interfere with or deprive Tenant of its rights established under this Lease or its lawful use of the Premises.

SECTION 10.14 - Real Estate Commissions:
---------------------------------------

     Landlord and Tenant each warrant and represent to the other that no real estate brokers were involved on its behalf in negotiating or consummating this Lease, other than Landlord's broker, Frank L. Smith Co., and Tenant's broker. Cherry and Associates, and each agrees to indemnify and hold the other party harmless from and against any and all claims for any other brokerage commissions arising out of any communications or negotiations had by such party with any other brokers regarding the Premises and/or the consummation of this Lease.

     Landlord shall pay within thirty (30) days of the Commencement Date of the Lease a cash-out commission equal to four percent (4%) to Cherry and Associates and a cash-out commission equal to two percent (2%) to Frank L. Smith Co., of the gross rentals to be received by Landlord during the Term of the Lease. Tenant acknowledges that it shall be responsible for the unamortized portion of said commissions payable by Landlord hereunder in the event Tenant exercises its right of termination as set forth in Section 2.2 herein.

SECTION 10.15 - Attorney's Fees:
-------------------------------

     In the event either Landlord or Tenant is required to retain an attorney to bring any action to enforce or construe any of the terms, provisions or covenants of this Lease, such party shall be entitled to the recovery of reasonable attorney's fees and expenses from the other so long as such party is the prevailing party in such action.

     IN WITNESS WHEREOF, Landlord and Tenant have hereunto executed this Lease as of this 7th day of November, 1996.

                                   LANDLORD:

Date:   11/07/96                   500 CHURCH STREET, L.P.
     ----------------

                                   By:  GRACE DEVELOPMENT, INC.,
                                   Its: General Partner


                                   By: /s/ John R. Grace, V.P.
                                      ------------------------------------------
                                        John R. Grace, Vice President


                                   TENANT:


Date:   11/07/96                   CITYSEARCH, INC.
     ----------------


                                   By: /s/ Douglas McPherson
                                      ------------------------------------------
                                   Its: Chief Legal Officer
                                       -----------------------------------------

                             RULES AND REGULATIONS
                             ---------------------

1. No sign, advertisement, display, notice, or other lettering or picture shall be exhibited, inscribed, painted or affixed on any part of the outside of the Office Building or inside, if visible from the outside, without Landlord's written consent.

2. No awning or other projection shall be attached to the outside walls of the Premises or the Office Building without, in each instance, the prior written consent of Landlord.

3. All loading and unloading of goods shall be done only at such times, in the areas and through the entrances designated for such purposes by Landlord.

4. No loudspeakers, television sets, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the Premises without the prior written consent of the landlord.

5. No auction, fire, bankruptcy, second-hand or going-out-of-business sales or other promotions or sales (except for periodic sales in the normal course of business) shall be conducted on or about the Premises without the prior written consent of the landlord.

6. Tenant shall keep the Premises at a temperature sufficiently high to prevent freezing of water in pipes and fixtures.

7. The corridors immediately adjoining the Premises shall not be obstructed by the Tenant, and Tenant shall not place or permit any obstructions in such areas or in the stairwells.

8. Tenant shall not operate any coin or token operated vending machine or similar device for the sale of any goods, wares, merchandise, food, beverages, or services, including but not limited to, pay telephones, pay lockers, scales, amusement devices and machines for the sale of beverages, foods, chewing gum, candy, cigarettes or other commodities without the prior written consent of the Landlord.

9. Tenant shall not suffer, allow or permit any vibration, noise, light, odor or other effect to emanate from the Premises, or from any machine or other installation therein, or otherwise suffer, allow or permit the same to constitute a nuisance or otherwise interfere with the safety, comfort or convenience of Landlord or any of the other occupants of the Office Building or their customers, clients, agents or invitees or any others lawfully in the Office Building. Tenant shall not store gasoline, kerosene, or any inflammable or combustible or hazardous substance on the Premises without the prior written consent of Landlord. Upon notice by Landlord to Tenant that any of the aforesaid is occurring, Tenant agrees to forthwith remove or control the same.

10. Tenant shall not go onto the roof without the express written consent of Landlord obtained first in each instance.

11. Tenant's entry doors shall at all times, except when in actual use, be kept closed.

12. No furniture, freight or equipment of any kind shall be brought into or removed from the Premises without the consent of Landlord, except that Tenant shall have the right to move furniture and equipment into the leased portion of the Office Building without the express consent of Landlord; and all moving of same into or out of Premises, by Tenant, shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Premises, and also the times and manner of moving the same in and out of the premises. Landlord shall not be responsible for loss or damage to any such safe or property from any cause; but all damage done to the Premises by moving or maintaining any such safe or property shall be repaired at the expense of Tenant by contractors or mechanics named by Landlord.

13. Tenant shall not alter any lock or install any new additional locks or bolts on any door of the premises, without the express written consent of Landlord.

14. Tenant agrees not to have duplicate keys made without the consent of Landlord. Upon termination of the Lease, Tenant shall surrender all keys, provided, however, that the surrender of such keys shall not in itself be considered as a termination of the Lease or a surrender of the Premises.

15. Landlord or Landlord's representative shall not be liable for excluding any person from the Office Building who is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of any of the rules and regulations of the Office Building.

16. Doors of the Premises are to be closed and securely locked when Tenant closes, and Tenant must observe strict care and caution that all water faucets and other apparatus (other than computers and facsimile machines) are regulated and monitored to prevent waste and damage before Tenant's employees leave the Premises, and that all electricity, gas or air shall likewise be carefully monitored to prevent waste or damage.

17. Tenant shall not disturb, solicit or canvas any occupancy of the Office Building and shall cooperate to prevent the same.

                                  EXHIBIT "A"

                            (PROPERTY DESCRIPTION)

     BEING A PARCEL OF LAND IN THE FIRST CIVIL DISTRICT OF DAVIDSON COUNTY, TENNESSEE, LOCATED ON CHURCH STREET BETWEEN FIRST AVENUE NORTH AND SECOND AVENUE NORTH, BEING PART OF LOT NO.12 IN THE ORIGINAL TOWN OF NASHVILLE, NOT OF RECORD, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     BEGINNING AT THE POINT OF INTERSECTION OF THE WESTERLY MARGIN OF FIRST AVENUE NORTH AND THE SOUTHERLY MARGIN OF CHURCH STREET, THENCE WITH SAID MARGIN OF FIRST AVENUE NORTH S 27 degrees 02' OO" E 78.30 FEET TO THE OUTSIDE EDGE (CORNER) OF BUILDING; THENCE LEAVING SAID MARGIN S 62 degrees 38' 00" W 208.76 FEET, TO THE EASTERLY MARGIN OF SECOND AVENUE NORTH; THENCE WITH SAID MARGIN N 27 degrees 01' 00" W 18.85 FEET TO A POINT, SAID POINT BEING 59.1 FEET SOUTH OF THE SOUTHERLY MARGIN OF CHURCH STREET; THENCE LEAVING SAID SECOND AVENUE NORTH, N 62 degrees 32' 00" E 103.00 FEET TO A POINT; THENCE N 27 degrees 01' 00" W
59.07 FEET TO THE SOUTHERLY MARGIN OF CHURCH STREET; THENCE WITH SAID MARGIN N 62 degrees 32' 00" E 105.74 FEET TO THE POINT OF BEGINNING, CONTAINING 10,221 SQUARE FEET OR 0.23 ACRES MORE OR LESS, DESCRIBED ACCORDING TO THE SURVEY DATED OCTOBER 25, 1994 PREPARED BY HOWARD W ANDERSON, TENNESSEE NO.527, A & A ENGINEERS, INC., P.O. BOX 40048, NASHVILLE, TENNESSEE 37204, JOB NO. 5321-94.

                                  EXHIBIT "B"

                                  SPACE PLAN
                                  ----------


                               [TO BE ATTACHED]

                                  EXHIBIT "C"

                        DESCRIPTION OF LANDLORD'S WORK
                        ------------------------------


     Landlord represents and warrants that the Landlord's Work on the Demised Premises as described herein will be completed pursuant to applicable building codes administered in Nashville, Davidson County, Tennessee as of the date of the issuance of the use and occupancy permit for the Demised Premises.